Rule 497(e)
File Nos. 333-194044 and 811-08183

SCHWAB ONESOURCE CHOICE VARIABLE ANNUITY
An individual flexible premium variable annuity
Issued by
Great-West Life & Annuity Insurance Company of New York

Supplement dated February 12, 2016
To the Prospectus and Statement of Additional Information dated May 1, 2015

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2015.

Effective April 14, 2016, the Schwab Money Market Portfolio will change its name to the Schwab Government Money Market Portfolio. As a result, effective April 14, 2016, all references in the Prospectus and Statement of Additional Information to the ‘Schwab Money Market Portfolio’ are deleted and replaced with the ‘Schwab Government Money Market Portfolio.’

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and Statement of Additional Information dated May 1, 2015.

Please read this Supplement carefully and retain it for future reference.